Exhibit 99.1

An environmental technology company 1

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the business of the Company and its industry generally, business strategy and prospects. These statements are based on our estimates, projections, beliefs and assumptions and are not guarantees of future performance. We caution that these statements are subject to various known and unknown risks and uncertainties, many of which are beyond our control, and that actual results may differ materially from those expressed in forward-looking statements. These risks and uncertainties are identified in the Company's filings with the Securities and Exchange Commission. The Company undertakes no duty to update these forward-looking statements except as required by law. duty to update these forward-looking statements except as required by law. duty to update these forward-looking statements except as required by law. duty to update these forward-looking statements except as required by law. duty to update these forward-looking statements except as required by law. duty to update these forward-looking statements except as required by law. duty to update these forward-looking statements except as required by law. duty to update these forward-looking statements except as required by law. duty to update these forward-looking statements except as required by law. duty to update these forward-looking statements except as required by law. duty to update these forward-looking statements except as required by law. duty to update these forward-looking statements except as required by law. duty to update these forward-looking statements except as required by law. 2

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Founded in 2000 and incorporated in 2005 by Michael Hodges Multiple international patents US patents pending Business Description: Dewatering, or the extraction of solids from water in dredging operations of solids from water in dredging operations of solids from water in dredging operations of solids from water in dredging operations of solids from water in dredging operations of solids from water in dredging operations of solids from water in dredging operations 4

Public and private sectors Dredging Lakes, rivers, canals, harbors, ports, marinas, homeowner association lakes, & golf course lakes Mining & Paper Mills Tailing ponds and water reuse Tailing ponds and water reuse Tailing ponds and water reuse Tailing ponds and water reuse Tailing ponds and water reuse Tailing ponds and water reuse Tailing ponds and water reuse Due to worldwide water shortages, there is a growing need for increased storage capacity in lakes and reservoirs. Maintenance dredging also helps keep ports and navigational channels viable. Removing contaminants from water improves ecosystems and public health. 5

Patented technology drains water away from floccules instead of letting the solids settle away from the water The Rapid Dewatering System (RDS) can process hydraulically dredged sediment at rates of approximately 2,000 gallons per minute. While many processes can quickly dewater sand and gravel from a dredged slurry, only the Genesis system is designed to dewater fine- grained sediment at high speed and on-site, resulting in a significant cost savings when compared to the other material or land intensive dewatering methods. dewatering methods. dewatering methods. dewatering methods. dewatering methods. dewatering methods. dewatering methods. dewatering methods. dewatering methods. dewatering methods. dewatering methods. dewatering methods. 6

Scalability: Able to increase capacity for processing dredge flow Speed: Processes dredge flows at approximately 2,000 gallons per minute, producing 80 cubic yards of solids per hour. Current R&D work is expected to further increase the process rate. Clarity: Return water meets or exceeds government standards Size: Small footprint (150'x150') Cost: Dramatically lower costs by reducing Overall project time Volume of material to be trucked and disposed of Mobility: Rapid mobilization/demobilization Environment: Quiet operation with odor abatement Beneficial re-use for sand, gravel, and sediment (e.g. topsoil, daily cover, habitat restoration/creation, aggregates for construction use) 7

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Upland disposal sites Clarifying tanks Belt presses and thickeners Geo-synthetic tubes These are land-intensive, construction intensive, slow, costly, and in some cases, environmentally destructive destructive destructive destructive destructive destructive destructive destructive destructive 9

Traditional Upland Disposal Site Drawbacks Very large footprint Decimates ecosystems Real estate not always available Regional environmental concerns have made permitting process more difficult Upland Disposal Site 10

Drawbacks Significant construction cost Very large land footprint required Slow processing rate Slow processing rate Slow processing rate Slow processing rate Slow processing rate 11

Drawbacks Expensive, one-time use Slow to dewater (several days per tube) Requires large footprint Potential environmental hazard, if ruptured hazard, if ruptured hazard, if ruptured hazard, if ruptured hazard, if ruptured hazard, if ruptured hazard, if ruptured hazard, if ruptured 12

Step One: Coarse Debris Removal System Step Two: Desanding Unit Step Three: Polymer System Step Four: Rapid Dewatering System Step Four: Rapid Dewatering System Step Four: Rapid Dewatering System Step Four: Rapid Dewatering System Step Four: Rapid Dewatering System Step Four: Rapid Dewatering System Step Four: Rapid Dewatering System Step Four: Rapid Dewatering System Step Four: Rapid Dewatering System 13

Coarse Debris Removal System The Coarse Debris Screen separates and eliminates a variety of items between 6 inches and 3/16 of an inch, such as gravel, aluminum cans, carpet, lumber, shell, stumps and kelp. 14

Desanding Unit Once large debris and gravel are removed, a hydro- cyclone uses centrifugal force that separates the sand from the sludge 15

Genesis' polymer system then measures fluid flow and material density of the remaining slurry. It then precisely doses and injects polymer relative to that flow and density for capture by the Rapid Dewatering System. 16

The Genesis RDS captures the flocculated fine grain sediments and recovers water in a unique approach. While competing systems wait for flocculated solids to slowly fall through a thickener or clarifier, the RDS instantly drains water away from solids. This immediate separation provides a major advantage in cost, project footprint, and project time. 17

Genesis Return Water 18

Stackable Dirt from Genesis Process 19

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Aerial of a Genesis Project 21

To maximize the numbers of units deployed worldwide in order to increase market share rapidly License our technology to major national and international construction and engineering firms Genesis owns the dewatering equipment and IP Equipment leased on a per unit basis at a flat monthly rate for a renewable term Genesis provides training to field operators and sales and marketing staff and marketing staff and marketing staff and marketing staff and marketing staff and marketing staff and marketing staff and marketing staff and marketing staff and marketing staff and marketing staff and marketing staff 22

Licensees will receive: Dewatering equipment Patent protection Potential regional exclusivity Technological advantages over competition Genesis plans to: Tap into large firms with established sales forces and field operators able to deploy quickly Focus on its core competencies: Supplying equipment, training, and support Marketing to industry forums and potential licensees Continuing research and development for new innovations and applications applications applications applications applications applications applications applications applications applications applications applications applications applications applications 23

Reduces or Eliminates Potential Liabilities, such as: Field Staff Bonding requirements Transportation/transfer of hazardous materials Foreign cultural and business practices Eliminates or Mitigates Supply Chain Risks: Polymer, transportation, disposal Reduces International Learning Curve: Partner with companies that already have a footprint in region of interest Native employment guidelines/issues Language and legal barriers Connection with existing business network Marketing teams fluent in regional language and culture Marketing teams fluent in regional language and culture Marketing teams fluent in regional language and culture Marketing teams fluent in regional language and culture Marketing teams fluent in regional language and culture Marketing teams fluent in regional language and culture Marketing teams fluent in regional language and culture Marketing teams fluent in regional language and culture Marketing teams fluent in regional language and culture Marketing teams fluent in regional language and culture Marketing teams fluent in regional language and culture Marketing teams fluent in regional language and culture Marketing teams fluent in regional language and culture Marketing teams fluent in regional language and culture 24

Dewaters fine-grained sediment more rapidly than other technologies Environmentally friendly technology offers beneficial reuse solutions for dewatered sediment Ideal for urban settings because of small footprint Two end products: clear water & stackable solids 25

Hydraulic Dredge Flow The Genesis System Return water from the Genesis RDS Removed Stackable Solids